UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


   Filed by the Registrant |X|                 Filed by a Party other than
                                               the Registrant|_|

   Check the appropriate box:

|_|   Preliminary Proxy Statement


|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))


|X|   Definitive Proxy Statement


|_|   Definitive Additional Materials


|_|   Soliciting Material Pursuant to ss.240.14a-12




                             DYNATRONICS CORPORATION
                (Name of Registrant as Specified In Its Charter)




--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)




     Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.


|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


      (1)  Title of each class of securities to which transaction applies:


     ---------------------------------------------------------------------------

      (2)  Aggregate number of securities to which transaction applies:


     ---------------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 ( (set forth the amount on which the filing fee is calculated and state how it was determined):


     ---------------------------------------------------------------------------

      (4)  Proposed maximum aggregate value of transaction:


     ---------------------------------------------------------------------------

      (5)  Total fee paid:


     ---------------------------------------------------------------------------


|_|   Fee paid previously with preliminary materials.


|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


      (1)  Amount Previously Paid:


     ---------------------------------------------------------------------------

      (2)  Form, Schedule or Registration Statement No.:


     ---------------------------------------------------------------------------

      (3)  Filing Party:


     ---------------------------------------------------------------------------

      (4)  Date Filed:


     ---------------------------------------------------------------------------

                             DYNATRONICS CORPORATION
                             7030 Park Centre Drive
                           Salt Lake City, Utah 84121
                                 (801) 568-7000


October 21, 2005


Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Dynatronics Corporation that will be held on Tuesday, November 22, 2005 at 4:00 p.m., at the corporate headquarters located at 7030 Park Centre Drive, Salt Lake City, Utah.

The formal notice of the Annual Meeting and the Proxy Statement have been made a part of this invitation.

After reading the Proxy Statement, please mark, date, sign and return at your earliest convenience the enclosed proxy in the enclosed envelope to ensure that your shares will be represented. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE, AND RETURN THE ENCLOSED PROXY OR ATTEND THE ANNUAL MEETING IN PERSON.

A copy of Dynatronics Corporation's Annual Report to Shareholders is also enclosed.

The Board of Directors and management look forward to seeing you at the meeting.

Sincerely yours,


/s/ Kelvyn H. Cullimore, Jr.

Kelvyn H. Cullimore, Jr.
Chairman, President and CEO

                             DYNATRONICS CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To be held November 22, 2005



TO THE SHAREHOLDERS OF DYNATRONICS CORPORATION:

         The Annual Meeting of Shareholders of Dynatronics Corporation, a Utah corporation (the "Company" or "Dynatronics"), will be held at the corporate headquarters located at 7030 Park Centre Drive, Salt Lake City, Utah, on Tuesday, November 22, 2005, at 4:00 p.m. for the following purposes, all as more fully described in the accompanying Proxy Statement:

         1. To elect six directors to hold office until the next Annual Meeting of Shareholders and thereafter until their respective successors have been elected or appointed and qualified;

         2.   To consider and approve the proposed 2005 Equity Incentive Award
              Plan;

         3. To ratify the appointment of Tanner LC as Dynatronics' independent registered public accountants for the fiscal year ending June 30, 2006; and

         4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         Shareholders of record owning shares of common stock at the close of business on Monday, October 10, 2005 are entitled to notice of and to vote at this Annual Meeting and any adjournment thereof. A complete list of shareholders entitled to vote at the Annual Meeting will be maintained and available for inspection at the corporate offices of the Company for at least ten days prior to the Annual Meeting.

                                            BY ORDER OF THE BOARD OF DIRECTORS


                                            /s/ Bob Cardon
                                            -------------------------------

                                            Bob Cardon, Secretary/Treasurer

Salt Lake City, Utah
October 21, 2005


                                    IMPORTANT

Whether or not you expect to attend the Annual Meeting, we urge you to complete, date, sign and return the enclosed proxy without delay in the enclosed envelope so that your shares are represented at the Annual Meeting. Your proxy will not be used if you are present at the meeting and desire to vote your shares personally. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

                                 PROXY STATEMENT

                             DYNATRONICS CORPORATION
                             7030 Park Centre Drive
                           Salt Lake City, Utah 84121


         This Proxy Statement is furnished to you and other shareholders of Dynatronics Corporation, a Utah corporation (the "Company" or "Dynatronics"), pursuant to Regulation 14A under the Securities Exchange Act of 1934 in connection with the solicitation of proxies in the enclosed form for use in voting at the Annual Meeting of Shareholders and any adjournment thereof. The Annual Meeting is scheduled to be held at 4:00 p.m. on Tuesday, November 22, 2005, at the corporate headquarters of the Company located at 7030 Park Centre Drive, Salt Lake City, Utah.

Solicitation of Proxies

         The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company in connection with the Annual Meeting to be held at Dynatronics Corporation, 7030 Park Centre Drive, Salt Lake City, Utah, on November 22, 2005, at 4:00 p.m., Mountain Time, or any adjournment thereof. This Proxy Statement, the Notice of Annual Meeting, the accompanying form of proxy, and the Annual Report to Shareholders will be mailed on or about October 24, 2005 to shareholders of record as of October 10, 2005.

         Dynatronics will pay the cost of preparing and disseminating this information. In addition to the solicitation of proxies by use of the mails, the directors, officers and employees of Dynatronics, without receiving additional compensation therefore, may solicit proxies personally or by telephone or facsimile. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of the shares of common stock held by such persons, and Dynatronics will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

         Each proxy executed and returned by a shareholder may be revoked at any time thereafter by written notice to the Company's Secretary/Treasurer prior to the Annual Meeting, by execution of a written proxy bearing a later date, or by attending the Annual Meeting and voting in person. No such revocation will be effective, however, with respect to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such proxy.

Voting

         The matters to be considered and voted upon at the Annual Meeting will be:

         1. Election of six directors to serve until the next Annual Meeting of Shareholders and thereafter until their successors are elected and qualified;

         2.   Approval of the proposed 2005 Equity Incentive Award Plan;

         3 Ratification of the selection of Tanner LC as the independent registered public accountants of Dynatronics for the fiscal year ending June 30, 2006; and

         4. Such other business as may properly come before the Annual Meeting and at any adjournment thereof.

         It is important that you act promptly to vote, sign, date, and return the enclosed proxy in the enclosed self-addressed envelope. Where instructions are indicated, proxies will be voted in accordance with the instructions indicated therein. If no instructions are indicated, proxies will be voted "FOR" the election of each of the six nominees for director, "FOR" the approval of the 2005 Equity Incentive Award Plan, "FOR" the ratification of the appointment of Tanner LC as the independent registered public accountants of Dynatronics for the fiscal year ending June 30, 2006, and, in the discretion of the proxy holder, as to any other matters that may properly come before the Annual Meeting.

         The Board of Directors has fixed the close of business on October 10, 2005 as the "Record Date" for determining shareholders entitled to receive notice of and to vote at the Annual Meeting. At the close of business on the Record Date, there were 9,020,339 shares of the Company's common stock, no par value, issued and outstanding, each such share entitled to one vote. Shareholders will not be allowed to cumulate their shares. A quorum of shareholders, present in person or by proxy, consists of the holders of a majority of the outstanding shares as of the Record Date for purposes of conducting any business at the Annual Meeting. Abstentions and broker non-votes will be counted as "represented" for the purpose of determining the presence or absence of a quorum, but will not be counted for any other purpose. Under Utah law, once a quorum is established, shareholder approval with respect to a particular proposal is generally obtained when the votes cast in favor of the proposal exceed the votes cast against the proposal.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

         Directors are elected at each Annual Meeting of the Shareholders and hold office until the next Annual Meeting when their respective successors are duly elected and qualified. The persons named in the enclosed proxy intend to vote for the election of the six nominees listed below, unless instructions to the contrary are given in the proxy. All of the nominees are currently directors. The six nominees have indicated that they are able and willing to continue to serve as directors. The Board of Directors has no reason to believe that any nominee named herein will be unable or unwilling to serve. However, if some unexpected occurrence should require the substitution of some other person or persons for any one or more of the nominees, the proxy holder will vote for such nominee or nominees as the Board of Directors may select. The affirmative vote of a plurality of votes cast at the Annual Meeting is required to elect each nominee.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE.

         The nominees are: Kelvyn H. Cullimore Jr., Larry K. Beardall, E. Keith Hansen, Howard L. Edwards, Val J. Christensen and Joseph H. Barton.

Executive Officers and Directors

         The following table contains information concerning the Company's directors and executive officers at October 10, 2005:

                                   Director
                                  or Officer      Position
Name                        Age     Since         with Company
-----                       ---   ----------      ------------

Kelvyn H. Cullimore, Jr.    49       1983       Chairman, President, and CEO
Larry K. Beardall           49       1986       Executive Vice President of
                                                  Sales and Marketing and
                                                  Director
E. Keith Hansen, M.D.*      65       1983       Director
Howard L. Edwards**         74       1997       Director
Val J. Christensen**        52       1999       Director
Joseph H. Barton**          77       2004       Director
Ronald J. Hatch             61       2002       Vice President of Operations
                                                  and R&D
Terry M. Atkinson, CPA      52       2005       Chief Financial Officer
Robert J. Cardon            42       1992       Secretary/Treasurer


* Member of Compensation Committee of the Board of Directors.
** Member of Audit and Compensation Committees of the Board of Directors.

         Kelvyn H. Cullimore, Jr. was named Chairman of the Board of Directors in January 2005. He continues to serve as the Company's President & CEO, positions he has held since 1992. He had previously served as Secretary/Treasurer from 1983 to 1992 and as Administrative Vice President from 1988 to 1992. He has served as a Director of the Company and its predecessors since 1979. Mr. Cullimore graduated cum laude from Brigham Young University in 1980 with a degree in Financial and Estate Planning. In addition to his involvement with Dynatronics, Mr. Cullimore served as Executive VP and a director of Dynatronics' former parent company. He currently serves on the board of directors for ITEC Attractions. Additionally, he has served previously on the boards of a printing company, lumber company and travel agency. Mr. Cullimore is a member of the board of the Medical Device Manufacturer's Association, a national medical device trade association headquartered in Washington D.C. He also serves as the Mayor of Cottonwood Heights, Utah.

         Larry K. Beardall was appointed Executive Vice President of Dynatronics in December of 1992. He has served as a Director and the Vice President of Sales and Marketing for Dynatronics since July of 1986. Mr. Beardall joined Dynatronics in February of 1986 as Director of Marketing. He graduated from Brigham Young University with a degree in Finance in 1979. Prior to his employment with Dynatronics, Mr. Beardall worked with GTE Corporation in Durham, North Carolina as the Manager of Mergers and Acquisitions and then with Donzis Protective Equipment in Houston, Texas as National Sales Manager. He also served on the board of directors of Nielsen & Nielsen, Inc., the marketing arm for Donzis, a supplier of protective sports equipment.

         E. Keith Hansen, M.D. has been a Director of Dynatronics since 1983 and served as a director of the company's predecessor from 1979 to 1983. Dr. Hansen obtained a Bachelor of Arts degree from the University of Utah in 1966 and an M.D. degree from Temple University in 1972. He has been in private practice in Sandy, Utah since 1976. Dr. Hansen was also a director of American Consolidated Industries until 1992 and a director of Mountain Resources Corporation from 1980 to 1988. Dr. Hansen served on the board of directors of Alta View Hospital from 1982 to 1990 where he also served as the hospital's first chief of staff.

         Howard L. Edwards was elected a Director in January 1997. From 1968 to 1995 Mr. Edwards served in various capacities at Atlantic Richfield Company
(ARCO) and its predecessor, the Anaconda Company, including corporate secretary, vice president, treasurer and general attorney. In addition, Mr. Edwards was a partner in the law firm of VanCott, Bagley, Cornwall and McCarthy, in Salt Lake City, Utah. He graduated from the George Washington University School of Law in 1959 and received a bachelor's degree in Finance and Banking from Brigham Young University in 1955.

         Val J. Christensen became a member of the Board in January 1999. Mr. Christensen currently serves as independent general legal counsel of Franklin Covey Company. He previously served as Executive Vice President of Franklin Covey Company since 1996, and as in-house General Counsel since 1990. He was a member of Franklin's board of directors from 1991 to 1997. Prior to joining Franklin, Mr. Christensen was engaged in the private practice of law with the international law firm of LeBoeuf, Lamb, Leiby & MacRae, specializing in general business and business litigation matters. Following graduation from law school in 1980, Mr. Christensen served as a law clerk to the Honorable James K. Logan of the United States Tenth Circuit Court of Appeals. He is an honors graduate of the J. Rueben Clark Law School at Brigham Young University and served as articles editor of the BYU Law Review.

         Joseph H. Barton was elected a Director in September 2004. Mr. Barton previously served on the Company's board of directors from 1996 to 2002. Mr. Barton received a Civil Engineering degree from the University of California at Berkeley and has held various executive positions including President of J.H. Barton Construction Company, Senior Vice President of Beverly Enterprises, and President of KB Industries, a building and land development company. Most recently, Mr. Barton served as Senior Vice President of GranCare, Inc. from 1989 to 1994.

         Ronald J. Hatch was appointed Vice President of Operations and R&D in July 2002. Prior to joining Dynatronics in June 2002, Mr. Hatch worked with Lineo, Inc. as a Senior Project Manager from 1999 to 2002. From 1972 to 1998, he served in various management responsibilities at Philips Semiconductors - Signetics. He graduated from Brigham Young University with a degree in Electronics Engineering Technology in 1970 and received an MBA degree from the University of Phoenix (in Salt Lake City) in 1991.

         Terry M. Atkinson, CPA was elected as Chief Financial Officer in January 2005. He previously served as the Company's controller from 1994 to 2004. Prior to joining the Company, Mr. Atkinson worked as the controller of Southern American Insurance Company from 1988 to 1994. From 1985 to 1988, he served as the controller at Doxey-Hatch Medical Center. From 1980 to 1985, Mr. Atkinson worked in public accounting with the CPA firms of Gothard and Company and Wursten Lewis & Bunker in Salt Lake City. He received his CPA license in 1983.

         Robert J. Cardon was appointed Corporate Secretary of the Company in 1992 and was named Treasurer of the Company in 2004. Mr. Cardon also serves as

Secretary/Treasurer of ITEC Attractions. From 1987 to 1988, Mr. Cardon was employed as a registered representative of an investment-banking firm. He received his BA degree in 1987 and his MBA degree in 1990, both from Brigham Young University.

         Directors hold office until the next Annual Meeting of Shareholders and until their successors have been elected or appointed and duly qualified. Executive officers are appointed by the Board of Directors at the first meeting after each Annual Meeting of Shareholders and hold office until their successors are elected or appointed and duly qualified. Vacancies on the Board which are created by the retirement, resignation or removal of a director may be filled by the vote of the remaining members of the Board, with such new director serving the remainder of the term or until his successor shall be elected and qualify.

Independence of the Board

         The Board of Directors has determined, after considering all of the relevant facts and circumstances, that each of Dr. Hansen, Mr. Edwards, Mr. Christensen and Mr. Barton is an "independent director" within the meaning of the Nasdaq Marketplace Rules. This means that the Board has determined that none of those directors (1) is an officer or employee of the Company or its subsidiaries or (2) has any direct or indirect relationship with the Company that would interfere with the exercise of his independent judgment in carrying out the responsibilities of a director. As a result, the Board of Directors has determined that the Company has a majority of independent directors as required by the Nasdaq Marketplace Rules.

Committees of the Board of Directors

         The Board of Directors has two standing committees: the Compensation Committee and the Audit Committee. The Board does not have a standing nominating committee or other committee that recommends qualified candidates to the Board of Directors for nomination or election as directors. For further information on director nominations, see "Director Nominations" below.

         The Compensation Committee reviews and approves compensation matters for executive officers and has oversight responsibility for all benefit plans, including the Company's stock option plans. Members of the Compensation Committee are: Val J. Christensen (committee chairman), E. Keith Hansen, Howard
L. Edwards, and Joseph H. Barton. The Board of Directors has determined that each member of the Compensation Committee is an "independent director" under the Nasdaq Marketplace Rules. The Compensation Committee held two meetings during the fiscal year ended June 30, 2005.

         The Audit Committee, which has been established in accordance with requirements of Section 3(a)(58)(A) of the Securities Exchange Act of 1934, is comprised of: Howard L. Edwards (committee chairman), Joseph H. Barton and Val
J. Christensen. The Board of Directors has determined that each member of the Audit Committee is an "independent director" and meets the financial literacy requirements of the Nasdaq Marketplace Rules, that each member of the Audit Committee meets the enhanced independence standards established by the Securities and Exchange Commission ("SEC") and that Mr. Edwards qualifies as an "audit committee financial expert" as that term is defined in the rules and regulations established by the SEC. The Audit Committee held four meetings during fiscal year 2005. According to its charter as adopted by the Board of Directors, the functions of the Audit Committee include (1) reviewing and approving the selection of, and all services performed by, the independent auditors, (2) reviewing and evaluating the Company's internal controls, and (3) reviewing and reporting to the Board of Directors with respect to the scope of audit procedures, accounting practices and internal accounting and financial controls of the Company.

Meetings of the Board of Directors

         There were six regular meetings of the Board of Directors held during the fiscal year ended June 30, 2005. No director attended fewer than 75% of the aggregate of all meetings of the Board of Directors during the fiscal year and all meetings held by committees of the Board of Directors on which such Director served.

          Although the Board of Directors does not have a formal policy regarding director attendance at annual meetings, the Board encourages the attendance of all directors and director nominees at each annual meeting and historically more than a majority have done so.

Executive Sessions of Independent Directors

         The independent directors meet in executive session at scheduled times during the year. Mr. Christensen presides at these meetings as lead independent director. If Mr. Christensen is unable to participate, another non-management director designated by the remaining non-management directors will preside at these meetings.

Communications with the Board of Directors

         Shareholders may communicate with the Board of Directors by writing to the Board in care of the Company's Secretary/Treasurer, Dynatronics Corporation, 7030 Park Centre Drive, Salt Lake City, Utah 84121. The Secretary/Treasurer will forward the communication to the director or directors to whom it is addressed, except for communications that are (1) advertisements or promotional communications, (2) solely related to complaints with respect to ordinary course of business customer service and satisfaction issues or (3) clearly unrelated to the Company's business, industry, management or Board or committee matters.

Code of Conduct and Ethics

         The Company has established a Code of Business Ethics that applies to its officers, directors and employees. The Code of Business Ethics contains general guidelines for conducting the business of the Company consistent with the highest standards of business ethics, and is intended to qualify as a "code of ethics" within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder and as a "code of business conduct and ethics" within the meaning of the Nasdaq Marketplace Rules. The Code of Business Ethics is available on the Company's website at www.dynatronics.com. A copy may also be obtained from the Secretary/Treasurer at Dynatronics Corporation, 7030 Park Centre Drive, Salt Lake City, Utah 84121.

Director Nominations

         The Board of Directors does not have a nominating committee or other committee that recommends qualified candidates to the Board for nomination or election as directors. The Board of Directors believes that, because of the Company's size and the Board's relatively small size and because of the historically few and infrequent vacancies on the Board, it is in the best interest of the Company to permit all of the independent directors to fully participate in the director nomination process. The Board of Directors has adopted a nominations process that provides that the Company's independent directors (as defined under the Nasdaq Marketplace Rules), acting by a majority vote, are authorized to recommend individuals to the Board of Directors for the Board's selection as director nominees.

         The independent directors are responsible for reviewing and interviewing qualified candidates to serve on the Board of Directors, for making recommendations to the full Board for nominations to fill vacancies on the Board and for selecting the management nominees for the directors to be elected by the Company's shareholders at each annual meeting.

Director Qualifications

         The independent directors have established certain criteria they consider as guidelines in considering nominations to the Board of Directors. The criteria include: (a) personal characteristics, including such matters as integrity, age, education, diversity of background and experience, absence of potential conflicts of interest with the Company or its operations, and the availability and willingness to devote sufficient time to the duties of a director of the Company; (b) experience in corporate management, such as serving as an officer or former officer of a publicly held company; (c) experience in the Company's industry and with relevant social policy concerns; (d) experience as a board member of another publicly-held company; (e) academic expertise in an area of the Company's operations; and (f) practical and mature business judgment. The criteria are not exhaustive and the independent directors and the full Board of Directors may consider other qualifications and attributes they believe are appropriate in evaluating the ability of an individual to serve as a member of the Board of Directors. The independent directors seek to assemble a Board of Directors that brings to the Company a variety of perspectives and skills derived from high-quality business and professional experience.

Identification and Evaluation of Nominees

         The independent directors may use multiple sources for identifying and evaluating nominees for directors, including referrals from the Company's current directors and management as well as input from third parties, including executive search firms retained by the Board. The independent directors will obtain background information about candidates, which may include information from directors' and officers' questionnaires and background and reference checks, and will then interview qualified candidates. The Company's other directors will also have an opportunity to meet and interview qualified candidates. The independent directors will then determine, based on the background information and the information obtained in the interviews, whether to recommend to the Board of Directors that a candidate be nominated to the Board.

Shareholder Nominations

         The independent directors may from time to time consider qualified nominees recommended by shareholders, who may submit recommendations to the independent directors through a written notice as described under "Shareholder Proposals" below. Nominees for director who are recommended by shareholders will be evaluated in the same manner as any other nominee for director.

Remuneration of Directors

         Directors who are otherwise employed by and receive remuneration as officers of the Company, are paid $100 per meeting for attendance at regular and special director's meetings. Outside directors are paid an annual director's fee of $14,000. In addition, independent directors each receive $1,000 annually for participating on each board committee and $2,000 in restricted stock awards. The chairman of the audit committee receives an additional $2,000 for serving as the committee chairman and financial expert. Dynatronics pays all expenses incurred by directors in connection with attendance at Board and committee meetings.

Compliance with Section 16(a) of the Securities Exchange Act of 1934
--------------------------------------------------------------------

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities ("Reporting Persons") to file initial reports of ownership and to report changes in ownership in reports filed with the Securities and Exchange Commission. Reporting Persons are required by regulation of the Securities and Exchange Commission to furnish Dynatronics with copies of all Section 16(a) forms they file.

         Based solely on review of the copies of such forms furnished to Dynatronics during and with respect to the fiscal year ended June 30, 2005, Dynatronics believes that during fiscal year 2005 all Section 16(a) filings applicable to these Reporting Persons were timely filed with the exception of a Form 3 filing for Joseph Barton which was filed late due to a clerical oversight.

                    ADDITIONAL INFORMATION ABOUT THE COMPANY

Voting Securities and Principal Shareholders

         The following table contains information as of October 10, 2005 with respect to beneficial ownership of shares of common stock, for (1) all the persons known to be holders of more than 5% of our voting securities; (2) each director, (3) each executive officer named in the Summary Compensation Table of this Proxy Statement (the "Named Executive Officers") holding office on October 10, 2005, and (4) all executive officers and directors as a group. Unless noted otherwise, Dynatronics believes each person named below has sole voting and investment power with respect to the shares indicated. Unless otherwise indicated, the address of the shareholder is Dynatronics' principal executive offices, 7030 Park Centre Drive, Salt Lake City, UT 84121.

                                                   Shares of common stock
                                                  Beneficially Owned as of
                                                    October 10, 2005 (1)
Name of Beneficial Owner                 Number of Shares       Percent of Class
------------------------                 ----------------       ----------------

Kelvyn H. Cullimore, Jr.                      784,620  (2)                8.5%
Chairman, President & CEO

E. Keith Hansen, M.D.                         289,350  (3)                3.2%
Director

Larry K. Beardall                             234,288  (4)                2.6%
Exec. V.P., Director

Howard L. Edwards                              87,000  (5)                1.0%
Director

Val J. Christensen                             27,000  (6)                  *
Director

Ronald J. Hatch                                48,000  (7)                  *
Vice President of Operations and R&D

Terry M. Atkinson                              40,000  (8)                  *
Chief Financial Officer

Robert J. Cardon                               40,000  (9)                  *
Secretary/Treasurer

All executive officers and                  1,550,258                    17.2%
directors as a group (9 persons)

------------

* Represents less than 1 percent of the outstanding shares of common stock including shares issuable to such beneficial owner under options which are presently exercisable or will become exercisable within 60 days.

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Included in the computation of the number of shares beneficially owned by a person and the percentage ownership of that person are shares of common stock subject to options, warrants, or other convertible instruments held by that person that are exercisable or that become exercisable within 60 days of October 10, 2005. Such shares, however, are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2) Includes 431,780 shares owned directly, 182,840 shares owned by Mr. Cullimore's wife and minor children, and options for the purchase of 170,000 shares.

(3) Includes 179,350 shares owned directly, 80,000 shares owned by a pension plan as to which Dr. Hansen is a beneficiary and options for the purchase of 30,000 shares.

(4) Includes 69,288 shares owned directly and options for the purchase of 165,000 shares.

(5) Includes 57,000 shares owned directly and options for the purchase of 30,000 shares.

(6)  Includes options for the purchase of 27,000 shares.

(7)  Includes options for the purchase of 48,000 shares.

(8)  Includes options for the purchase of 40,000 shares.

(9)  Includes options for the purchase of 40,000 shares.

Litigation Matters
------------------

         There are no material legal proceedings to which any director or executive officer is a party adverse to Dynatronics.

Certain Relationships and Related Transactions
----------------------------------------------

         No family relationships exist among the Company's officers and directors.

         Except as described in this Proxy Statement under the captions, "Employment Contracts" and "Salary Continuation Plan," during the two years ended June 30, 2005 Dynatronics was not a party to any transaction in which any director, executive officer or shareholder holding more than 5% of the issued and outstanding common stock had a direct or indirect material interest.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

         The following table summarizes the compensation of the Company's Chief Executive Officer and the two most highly paid executive officers at June 30, 2005, other than the Chief Executive Officer, whose total salary and bonus exceeded $100,000 during the year then ended (collectively the "Named Executive Officers") and the amounts earned by each of them during the past three fiscal years:

                           Summary Compensation Table



                                               Annual Compensation              Long-Term Compensation
                                   -------------------------------------------- -----------------------------
                                                                                Securities
                                                                  Other         Underlying        All
                                                                  Annual        Options          Other
         Position            Year    Salary ($)      Bonus      Compensation    /SARs (#)    Compensation ($)
------------------------    ------  ------------  -----------  -------------    -----------------------------
Kelvyn H. Cullimore, Jr.    2005      $154,000      $57,409      $ 13,336       40,000/0         $ -
Chairman & President        2004      $140,000      $71,341      $ 12,715          0/0           $ -
                            2003      $140,000      $16,932      $ 11,710       100,000/0        $ -

Larry K. Beardall           2005      $143,000      $57,409      $ 12,761       40,000/0         $ -
Executive Vice President    2004      $130,000      $71,341      $ 12,237          0/0           $ -
                            2003      $130,000      $16,932      $ 10,715       100,000/0        $ -


Ronald J. Hatch             2005      $ 95,000      $21,527      $  9,500       40,000/0         $ -
Sr. Vice President          2004      $ 80,000      $26,753      $ 10,946          0/0           $ -
                            2003      $ 80,000      $ 6,350      $  6,477       18,000/0         $ -


(1) Dynatronics provides automobiles or vehicle allowances for certain executive officers and pays all vehicle operating expenses. Dynatronics also provides life insurance for its officers, and Company matches of employee contributions to 401(k) retirement plans. The amount of this column includes the approximate value of these benefits to the Named Executive Officer.

         During the year ended June 30, 2005, Dynatronics made no awards under any long-term incentive plan. Dynatronics has never granted stock appreciation rights.

Employment Contracts

         Dynatronics has entered into written employment contracts with two executive officers, Kelvyn H. Cullimore, Jr., Chairman, President and Chief Executive Officer, and Larry K. Beardall, Executive Vice President. The initial terms of these contracts ran through the end of fiscal year 2003. Both contracts renewed automatically for additional terms of two years, subject to the right of either party to terminate the agreements upon 90 days notice made prior to the last day of the renewal term. Additional contract extensions would extend each contract for up to an additional ten years (five renewal terms of two years each). The compensation package under each contract includes an auto allowance, an annual bonus based on pre-tax operating profit (at rates established by the Compensation Committee), and stock options granted under the Company's 1992 Stock Option Plan, as amended and restated. Each officer also participates in the salary continuation plan and receives other welfare and employee benefits that are standard in such agreements, including, by way of example, health insurance and disability coverage, paid vacation and Company-paid life insurance. The contracts also contain a provision granting the executives certain rights and protections in the event of a change in control. Among other things, the change of control provision of the contracts provide for severance payments to the executives if their employment is discontinued as a result of the change of control of Dynatronics.

         The employment contracts described above terminate upon the death or disability of the executive or termination of employment for cause. The contracts also contain covenants of the executives that, during the term of their employment and continuing for a specified period after the termination of their employment for any reason, with or without cause, they will not compete with Dynatronics or make use of or disclose confidential information of Dynatronics.

Bonus Plan

         Dynatronics maintains a discretionary incentive bonus plan administered by the Compensation Committee. Pursuant to the plan, the Compensation Committee granted incentive cash bonuses to certain officers and employees during the year ended June 30, 2005. The total amount of bonuses paid for fiscal year 2005 was $310,183, of which $136,345 was paid to the Named Executive Officers as a group. The individual bonus amounts are included under the "Bonus" heading in the Summary Compensation Table.

Salary Continuation Plan

         During fiscal year 1988, the Board of Directors adopted a salary continuation agreement for certain Named Executive Officers. This agreement provides for a pre-retirement benefit to be paid to the officer's designated beneficiary in the event he dies before reaching age 65 and a retirement benefit to be paid upon reaching age 65. The pre-retirement benefit provides for payment of 50% of the officer's annual compensation at the time of death up to $75,000 annually for a period of 15 years, or until the officer would have reached age 65, whichever is longer. The retirement benefit provides the officer $75,000 annually for a period of 15 years. Presently, Kelvyn H. Cullimore, Jr. and Larry
K. Beardall are covered under this plan.

         Funding for obligations arising in connection with the salary continuation agreement is provided by life insurance policies on the participating officers, of which Dynatronics is the owner and beneficiary. The face amounts of the policies have been determined so that sufficient cash values and death benefits under the policies will meet the obligations as they occur. In fiscal year 2005, Dynatronics expensed $19,970 relating to salary continuation obligations under the salary continuation agreement.

401(k) Plan

         Dynatronics has adopted a 401(k) Plan. Employees who are at least age 20 and have completed at least six months of service with the Company are eligible to participate in the 401(k) Plan.

         Eligible employees may make contributions to the 401(k) Plan in the form of salary deferrals of up to 20% of total compensation, not to exceed $13,000, the maximum allowable amount of salary deferrals for calendar year 2005. Dynatronics matches annual employee contributions at 25% of employee contributions, up to a maximum of $500 per employee per year.

         Participants under the 401(k) Plan are fully vested in their salary deferral contributions and vest 20% per year after two years of participation in matching contributions by the Company. Amounts deferred by Named Executive Officers under the 401(k) Plan are included under "Salary" in the Summary Compensation Table. Matching contributions for each Named Executive Officer are included in the "Other Compensation" column in the table above.

Stock Option Grants in Fiscal Year 2005

         During fiscal year 2005, the Company granted options to purchase 564,924 shares of common stock under the 1992 Stock Option Plan to employees, officers and outside directors. Of this amount, 120,000 options were granted to the Named Executive Officers. When vested, the options give the participants the right to purchase common stock. The weighted average per share exercise price of all options granted during fiscal year 2005 was $1.70.

                        Option Grants in Last Fiscal Year
                                Individual Grants


                                                                                               Potential Realizable
                                                                                              Valued at Assumed Annual
                            Number            Percent of Total                                 Rates of  Stock Price
                         of Securities         Options Granted     Exercise                      Appreciation for
                         Underlying Options    to Employees in     Price        Expiration          Option Term
   Name                   Granted (#)(1)        Fiscal Year        ($/Sh)          Date        5% ($)     10% ($)(1)
-------------------------------------------------------------- ---------------- ------------ --------------------------
Kelvyn H. Cullimore, Jr.      40,000               7%               $1.72         5/24/15     $43,268      $109,649

Larry K. Beardall             40,000               7%               $1.72         5/24/15     $43,268      $109,649

Ronald J. Hatch               40,000               7%               $1.72         5/24/15     $43,268      $109,649

(1) Amount reflects the potential realizable value at assumed annual rates of appreciation for the option term, less the exercise price. Options vest six months from the date of grant.

Stock Options Exercised and Outstanding

         The following table contains certain information, including the fiscal year-end value of unexercised stock options, held by the Named Executive Officers as of June 30, 2005.


                 Aggregated Option Exercises in Last Fiscal Year
                        And Fiscal Year-End Option Values

                                                              Number of Securities
                                                                   Underlying          Value of Unexercised
                                                               Unexercised Options     In-the-Money Options
                                Shares                           At 6/30/2005          /SARs as 6/30/2005
                             Acquired on     Value Realized     (#) Exercisable/        ($) Exercisable/
         Name                Exercise (#)         ($)             Unexercisable         Unexercisable (1)
-----------------------    --------------    --------------  ---------------------    ---------------------
Kelvyn H. Cullimore, Jr.        -                 $    -        130,000 / 40,000       $141,600 / $9,200

Larry K. Beardall               -                 $    -        125,000 / 40,000       $137,500 / $9,200
Ronald J. Hatch                 -                 $    -         8,000 / 40,000          $6,560 / $9,200


(1) Value is based on the fair market value of the common stock on June 30, 2005. Values indicated reflect the difference between the exercise price of the unexercised options and the market value of shares of common stock on June 30, 2005. The closing price of the common stock on June 30, 2005, the last trading date in the Company's fiscal year, as reported by NASDAQ, was $1.95 per share. The exercise prices for the options listed above range between $.78 and $1.72 per share.

Amended and Restated Stock Option Plan of 1992

         The following summary describes the material features of the Amended and Restated Stock Option Plan of 1992 (the "1992 Plan"). The 1992 Plan contains two optional forms of awards that may be used at the sole discretion of the Compensation Committee (the "Committee"). Incentive awards under the 1992 Plan may take the form of stock options that may be incentive stock options ("ISOs") intended to qualify for special tax treatment or non-qualified stock options ("NSOs").

         The Committee will determine the eligible participants who will be granted incentive awards, determine the amount and type of award, determine the terms and conditions of awards, construe and interpret the 1992 Plan, and make all other determinations with respect to the 1992 Plan, to the extent permitted by applicable law. Options may be granted under the 1992 Plan to directors, officers and employees of the Company, and to other key individuals such as consultants and non-employee agents to the Company who the Committee believes have made or will make an essential contribution to the Company; provided, however, that Incentive Stock Options may only be granted to employees.

         The original term of the 1992 Plan was ten years from its effective date of August 18, 1992; the Board of Directors extended the term of the 1992 Plan on September 18, 2001 to expire September 18, 2011. The shareholders approved the amendment and extension of the 1992 Plan on November 20, 2001. Notwithstanding the extension of the 1992 Plan termination date, no option granted under the 1992 Plan, regardless of when granted, may be exercised more than ten years from the date of grant.

         The Committee may grant ISOs and NSOs to eligible participants, subject to the terms and conditions of the 1992 Plan.

         At the time an option is exercised, shares of common stock may be purchased using (1) cash; (2) shares of the Company's common stock owned by the optionee for at least one year; (3) a "cashless exercise" procedure (whereby a broker sells the shares or holds them as collateral for a margin loan, delivers the option price to the Company, and delivers the remaining sale or loan proceeds to the optionee); or (4) any combination of the foregoing or any other method of payment which the Committee may allow.

         At June 30, 2005, there were approximately 1.6 million shares of the Company's common stock reserved for issuance under the 1992 Plan. As of the Record Date, options to purchase an aggregate of 1,182,535 shares were outstanding and 402,413 shares were available for future grant. If the shareholders of the Company approve the adoption of the Company's new 2005 Equity Incentive Award Plan pursuant to Proposal 2 herein, no further awards will be made under the 1992 Plan.

                            REPORT OF THE DYNATRONICS
                               BOARD OF DIRECTORS
                             COMPENSATION COMMITTEE

         The Compensation Committee of the Board of Directors of the Company determines the Company's executive compensation policies. The Committee is comprised of four independent non-employee Directors. After evaluating the performance of the Company and its executive officers, the Committee recommends compensation programs and salary levels to the entire Board of Directors for approval. Set forth below is the report submitted by the Committee addressing the Company's compensation policies for the fiscal year ended June 30, 2005 as they affected the executive officers of the Company. Employment contracts for the Company's Chief Executive Officer and President and for the Executive Vice President of the Company were approved by the Compensation Committee. The Compensation Committee approved the extension of those contracts in August 2003.

Compensation Philosophy

         The goal of the Company is to be a significant provider of quality products in the markets it serves. To support this and other strategic objectives as approved by the Board of Directors and to provide adequate returns to shareholders, the Company must compete for, attract, develop, motivate and retain top quality executive management.

         In designing and administering the executive compensation program, the Committee strives to balance short and long term incentive objectives and use prudent judgment in establishing performance criteria, evaluating performance and determining actual incentive awards. The Committee believes that stock ownership by executive officers is beneficial in aligning the common interests of management and shareholders to enhance shareholder value.

Compensation of Chief Executive Officer

         In addition to the factors mentioned above, the Committee's general approach in setting Mr. Cullimore's annual compensation is to seek to be competitive with other companies in the Company's industry and to reward Mr. Cullimore's strategic management abilities in directing the Company's expansion efforts and its development and exploitation of new markets and new business opportunities.

                                                  Compensation Committee

                                                  Val J. Christensen, Chairman
                                                  Dr. E. Keith Hansen
                                                  Howard L. Edwards
                                                  Joseph H. Barton

                            REPORT OF THE DYNATRONICS
                       BOARD OF DIRECTORS AUDIT COMMITTEE

         The Audit Committee has prepared this report of its activities for the year ended June 30, 2005. This report shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any other filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent Dynatronics specifically incorporates this information by reference, and shall not otherwise be deemed filed under such statutes.

         The Audit Committee is composed entirely of independent directors, and operates under a written charter adopted by the Board of Directors. The Audit Committee assists the Board of Directors in fulfilling their responsibility to shareholders, potential shareholders and the investment community relating to accounting and financial reporting practices.

         The Audit Committee meets with management periodically to consider the adequacy of the Company's internal controls and the objectivity of its financial reporting. The Audit Committee discusses these matters with the independent auditors and with appropriate financial personnel.

         As needed, the Audit Committee meets privately with both the independent auditors and the appropriate financial personnel, each of whom has unrestricted access to the members of the Audit Committee. The Audit Committee also selects and appoints the independent auditors and reviews periodically the auditors' performance and independence from management as well as the compensation paid to the auditors for services provided to the Company.

         All members of the Audit Committee are "independent" for purposes of Rule 4200(a)(15) of The National Association of Securities Dealers' listing standards and applicable Marketplace Rules. That is, the Board of Directors has determined that none of the members of the Audit Committee has a relationship to Dynatronics that may interfere with their independence from Dynatronics and its management.

         Management has primary responsibility for the Company's financial statements and the overall reporting process, including the Company's system of internal controls. The independent registered public accounting firm audits the annual financial statements prepared by management, express an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of Dynatronics in conformity with accounting principles generally accepted in the United States of America and discuss with us any issues they believe should be raised with the Committee.

         For the fiscal year ended June 30, 2005, the Audit Committee reviewed the audited financial statements and met with both management and Tanner LC, the independent registered public accounting firm for fiscal year 2005, to discuss those financial statements. Management has represented to us that the financial statements were prepared in conformity with accounting principles generally accepted in the United States of America.

         In discharging the Committee's oversight responsibility for the audit process, we have discussed with Tanner LC the matters required to be discussed by SAS 61 (Communications with Audit Committees). SAS 61 requires the Company's independent registered public accounting firm to provide the Committee with additional information regarding the scope and results of their audit of the Company's financial statements, including with respect to (i) their responsibilities under generally accepted auditing standards, (ii) significant accounting policies, (iii) management judgments and estimates, (iv) any significant accounting adjustments, (v) any disagreements with management and
(vi) any difficulties encountered in performing the audit.

         The Committee has obtained from Tanner LC a letter providing the disclosures required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) with respect to any relationship between Tanner LC and the Company which in their professional judgment may reasonably be thought to bear on independence. Tanner LC discussed its independence with the Committee, and has confirmed in its letter to the Committee that, in its professional judgment, it is independent of the Company within the meaning of the United States securities laws.

         Based on these reviews and discussions, we recommended to the Board of Directors that Dynatronics' audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2005.

         During the Company's fiscal years ended June 30, 2005 and 2004, there were no disagreements between the Company and its independent registered public accounting firm on any accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of the independent accountants, would have caused them to make reference to the subject matter of the disagreement in connection with its report. None of the "reportable events" described in Item 304(a)(1)(v) of Regulation S-K have occurred during the fiscal years ended June 30, 2005 and June 30, 2004.

         We did not consult with any independent accountants not formally engaged by the Company during fiscal years ended June 30, 2005 or 2004, on any matter which was the subject of any disagreement or any reportable event or on the application of accounting principles to a specified transaction, either completed or proposed.

                                                  Presented by the members of
                                                  the Audit Committee:

                                                  Howard L. Edwards, Chairman
                                                  Val J. Christensen
                                                  Joseph H. Barton

              PROPOSAL 2 - APPROVAL OF THE DYNATRONICS CORPORATION
                           2005 EQUITY INCENTIVE PLAN

         Shareholders are requested in this Proposal 2 to consider and approve the Dynatronics 2005 Equity Incentive Award Plan (the "2005 Plan") as a replacement for the Company's Amended and Restated 1992 Stock Option Plan. The Board of Directors adopted, subject to shareholder approval, the 2005 Plan for non-employee directors, consultants and employees of the Company and its subsidiaries on May 24, 2005. The 2005 Plan will become effective upon shareholder approval at the 2005 Annual Meeting of Shareholders. Upon approval of the 2005 Plan by the shareholders, the remaining 402,413 authorized but not yet issued or granted shares under the 1992 Plan will transfer to the 2005 Plan and no further awards will be made under the 1992 Plan.

         The Board believes that the 2005 Plan will promote the success and enhance the value of the Company by:

         o closely associating the interests of management, employees and consultants of the Company with the shareholders of the Company by reinforcing the relationship between participants' rewards and shareholder gains;

         o providing management and employees with an equity ownership in the Company commensurate with Company performance, as reflected in increased shareholder value;

         o    maintaining competitive compensation levels;

         o providing an incentive to management and employees to remain in continuing employment with the Company and to put forth maximum efforts for the success of its business; and

         o discontinuing the grant of awards under the Company's current 1992 Plan, and provide, among other things, for issuance of nonstatutory stock options, incentive stock options, restricted stock awards, stock appreciation rights, and other types of awards.

         The 2005 Plan provides for the possible grant by the Compensation Committee of various types of equity awards, including incentive stock options, nonqualified stock options, restricted stock, stock appreciation rights, performance shares, performance stock units, stock payments, deferred stock, restricted stock units, other stock-based awards, and performance-based awards to eligible individuals. A summary of the principal provisions of the 2005 Plan is set forth below. The summary is qualified by reference to the full text of the 2005 Plan, which is attached as Annex A to this Proxy Statement.

Administration

         The Compensation Committee of the Board of Directors will administer the 2005 Plan. The Compensation Committee may delegate to a committee of one or more members of the Board the authority to grant or amend awards to participants other than senior executives of the Company who are subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or employees who are "covered employees" within the meaning of Section 162(m) ("Section 162(m)") of the Internal Revenue Code (the "Code"). The Compensation Committee includes at least two directors, each of whom qualifies as a non-employee director pursuant to Rule 16b-3 of the Exchange Act, and an "outside director" pursuant to Section 162(m).

         The Compensation Committee will have the exclusive authority to administer the 2005 Plan, including the power to determine eligibility, the types and sizes of awards, the price and timing of awards and the acceleration or waiver of any vesting restriction, provided that the Compensation Committee will not have the authority to accelerate vesting or waive the forfeiture of any performance-based awards.

Eligibility

         Persons eligible to participate in the 2005 Plan include non-employee members of the Board, consultants to the Company, and all of the employees of the Company and its subsidiaries, as determined by the Compensation Committee.

Limitation on Awards and Shares Available

         The maximum number of shares of common stock available for issuance under the 2005 Plan is 402,413. To the extent that an award terminates, expires or lapses for any reason, any shares subject to the award may be used again for new grants under the 2005 Plan. In addition, shares tendered or withheld to satisfy the grant or exercise price or any tax withholding obligation may be used for grants under the 2005 Plan. Shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any of its subsidiaries will not be counted against the shares available for issuance under the 2005 Plan. Notwithstanding the foregoing, no shares will become available (a) upon the cancellation of existing awards or any similar transactions following the tenth anniversary of shareholder approval of the 2005 Plan or (b) if the return of shares would require additional shareholder approval of the 2005 Plan pursuant to applicable rules of the NASDAQ. The shares of common stock covered by the 2005 Plan may be treasury shares, authorized but unissued shares, or shares purchased in the open market.

         The maximum number of shares of stock with respect to one or more awards that may be granted to any one participant during a one-year period (measured from the date of any grant) shall be 100,000 shares.

Awards

         The 2005 Plan provides for the grant of incentive stock options and nonqualified stock options, restricted stock, stock appreciation rights, performance shares, performance stock units, dividend equivalents, stock payments, deferred stock, restricted stock units, other stock-based awards and performance-based awards. No determination has been made as to the types or amounts of awards that will be granted to specific individuals pursuant to the 2005 Plan.

         Stock options, including incentive stock options, as defined under
Section 422 of the Code, and nonqualified stock options may be granted pursuant to the 2005 Plan. The option exercise price of all incentive stock options granted pursuant to the 2005 Plan will be at least 100% of the fair market value of the common stock on the date of grant. Stock options may be exercised as determined by the Compensation Committee, but in no event after the tenth anniversary of the date of grant. The aggregate fair market value of the shares with respect to which options intended to be incentive stock options are exercisable for the first time by an employee in any calendar year may not exceed $100,000, or such other amount as the Code provides.

         Upon the exercise of a stock option, the purchase price must be paid in full in either cash or its equivalent, by delivering a promissory note bearing interest at no less than such rate as shall then preclude the imputation of interest under the Code, or by tendering previously acquired shares of common stock with a fair market value at the time of exercise equal to the exercise price (provided such shares have been held for such period of time as may be required by the Compensation Committee in order to avoid adverse accounting consequences) or other property acceptable to the Compensation Committee (including through the delivery of a notice that the participant has placed a market sell order with a broker with respect to shares then issuable upon exercise of the option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the option exercise price, provided that payment of such proceeds is then made to the Company upon settlement of such sale). However, no participant who is a member of the Board or an executive officer of the Company will be permitted to pay the exercise price of an option in any method in violation of Section 13(k) of the Exchange Act.

         Restricted stock may be granted pursuant to the 2005 Plan. A restricted stock award is the grant of shares of common stock at a price determined by the Compensation Committee (including zero) that is nontransferable and may be subject to substantial risk of forfeiture until specific conditions are met. Conditions may be based on continuing employment or achieving performance goals. During the period of restriction, participants holding shares of restricted stock may have full voting and dividend rights with respect to such shares. The restrictions will lapse in accordance with a schedule or other conditions determined by the Compensation Committee.

         A stock appreciation right (an "SAR") is the right to receive payment of an amount equal to the excess of the fair market value of a share of common stock on the date of exercise of the SAR over the fair market value of a share of common stock on the date of grant of the SAR.

         The other types of awards that may be granted under the 2005 Plan include performance shares, performance stock units, deferred stock, restricted stock units, and other stock-based awards.

Changes in Capital Structure

         In the event of a stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization, distribution of assets or any other corporate event affecting the common stock or the share price of the common stock in a manner that causes dilution or enlargement of benefits or potential benefits under the 2005 Plan, then the Compensation Committee may make proportionate adjustments to: (i) the aggregate number of, and types of, shares of stock subject to the 2005 Plan, (ii) the terms and conditions of any outstanding awards (including any applicable performance targets) and (iii) the grant or exercise price for any outstanding awards. In addition, in such a case or in the event of any unusual or nonrecurring transactions or events affecting the Company or of changes in applicable laws, the Compensation Committee, may, subject to the terms of the 2005 Plan, take any of the following actions if it determines that such action is appropriate in order to prevent the dilution or enlargement of benefits or potential benefits intended to be made available under the 2005 Plan or with respect to any award:
(i) provide for either the termination, purchase or replacement of the awards,
(ii) provide that the awards shall be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, (iii) make adjustments in the number and type of shares of stock (or other securities or property) subject to outstanding awards and/or in the terms and conditions of (including the exercise price), and the criteria included in, outstanding awards which may be granted in the future,
(iv) provide for the acceleration of vesting or exercisability of the awards and
(v) provide that the awards cannot vest or be exercised after the event that triggers the action.

Amendment and Termination

         The Compensation Committee, subject to approval of the Board, may terminate, amend, or modify the 2005 Plan at any time; provided, however, that shareholder approval must be obtained for any amendment to the extent necessary or desirable to comply with any applicable law, regulation or stock exchange rule, to increase the number of shares available under the 2005 Plan, to extend the exercise period for an option beyond ten years from the date of grant or to allow a material increase in the benefits or change the eligibility requirements under the 2005 Plan. In addition, without approval of the Company's shareholders, no option may be amended to reduce the per share exercise price of the shares subject to such option below the per share exercise price as of the date the option was granted and, except to the extent permitted by the 2005 Plan in connection with changes in the Company's capital structure, no option may be granted in exchange for, or in connection with, the cancellation or surrender of an option having a higher per share exercise price.

         In no event may an award be granted pursuant to the 2005 Plan on or after May 24, 2015.

Securities Law

         The 2005 Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act, and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. The 2005 Plan will be administered, and options will be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the 2005 Plan and options and other Awards granted thereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Federal Income Tax Consequences

         The tax consequences of the 2005 Plan under current federal law are summarized in the following discussion which deals with the general tax principles applicable to the 2005 Plan, and is intended for general information only. Alternative minimum tax and state and local income taxes are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The tax information summarized is not tax advice.

         Nonqualified Stock Options. For federal income tax purposes, an optionee generally will not recognize taxable income on the grant of a nonqualified stock option (an "NQSO") under the 2005 Plan, but upon the exercise of an NQSO will recognize ordinary income, and the Company generally will be entitled to a deduction. The amount of income recognized (and the amount generally deductible by the Company) generally will be equal to the excess, if any, of the fair market value of the shares at the time of exercise over the aggregate exercise price paid for the shares, regardless of whether the exercise price is paid in cash or in shares or other property. An optionee's basis for the stock for purposes of determining his or her gain or loss upon a subsequent disposition of the shares generally will be the fair market value of the stock on the date of exercise of the NQSO, and any subsequent gain or loss will generally be taxable as capital gains or losses.

         Incentive Stock Options. An optionee generally will not recognize taxable income upon either the grant or exercise of an Incentive Stock Option (an "ISO"); however, the amount by which the fair market value of the shares at the time of exercise exceeds the exercise price will be an "item of tax preference" for the optionee for purposes of the alternative minimum tax. Generally, upon the sale or other taxable disposition of the shares of the common stock acquired upon exercise of an ISO, the optionee will recognize income taxable as capital gains in an amount equal to the excess, if any, of the amount realized in such disposition over the option exercise price, provided that no disposition of the shares has taken place within either (a) two years from the date of grant of the ISO or (b) one year from the date of exercise. If the shares of common stock are sold or otherwise disposed of before the end of the one-year and two-year periods specified above, the difference between the ISO exercise price and the fair market value of the shares on the date of exercise generally will be taxable as ordinary income; the balance of the amount realized from such disposition, if any, generally will be taxed as capital gain. If the shares of common stock are disposed of before the expiration of the one-year and two-year periods and the amount realized is less than the fair market value of the shares at the date of exercise, the optionee's ordinary income generally is limited to excess, if any, of the amount realized in such disposition over the option exercise price paid. The Company (or other employer corporation) generally will be entitled to a tax deduction with respect to an ISO only to the extent the optionee has ordinary income upon sale or other disposition of the shares of common stock.

         Stock Appreciation Rights. No taxable income is generally recognized upon the receipt of an SAR, but upon exercise of the SAR the fair market value of the shares (or cash in lieu of shares) received generally will be taxable as ordinary income to the recipient in the year of such exercise. The Company generally will be entitled to a compensation deduction for the amount the recipient recognizes as ordinary income.

         Restricted Stock and Deferred Stock. A participant to whom restricted or deferred stock is issued generally will not recognize taxable income upon such issuance and the Company generally will not then be entitled to a deduction, unless, in the case of restricted stock, an election is made under
Section 83(b) of the Code. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the employee generally will recognize ordinary income and the Company generally will be entitled to a deduction for an amount equal to the excess of the fair market value of the shares at the date such restrictions lapse over the purchase price therefore. Similarly, when deferred stock vests and is issued to the employee, the employee generally will recognize ordinary income and the Company generally will be entitled to a deduction for the amount equal to the fair market value of the shares at the date of issuance. If an election is made under Section 83(b) with respect to qualifying restricted stock, the employee generally will recognize ordinary income at the date of issuance equal to the excess, if any, of the fair market value of the shares at that date over the purchase price therefore and the Company will be entitled to a deduction for the same amount. The Code does not permit a Section 83(b) election to be made with respect to deferred stock.

         Dividend Equivalents. A recipient of a dividend equivalent award generally will not recognize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. When a dividend equivalent is paid, the participant generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction.

         Performance Awards. A participant who has been granted a performance award generally will not recognize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. When an award is paid, whether in cash or common stock, the participant generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction.

         Stock Payments. A participant who receives a stock payment in lieu of a cash payment that would otherwise have been made will generally be taxed as if the cash payment has been received, and the Company generally will be entitled to a deduction for the same amount.

         Section 162(m) Limitation. In general, under Section 162(m), income tax deductions of publicly held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises, transfers of property and benefits paid under nonqualified plans) for certain executive officers exceeds $1 million (less the amount of any "excess parachute payments" as defined in Section 280G of the Code) in any one year. However, under Section 162(m), the deduction limit does not apply to certain "performance-based compensation." Under Section 162(m), stock options and SARs will satisfy the "performance-based compensation" exception if the awards of the options or SARs are made by a committee of the Board of Directors consisting solely of two or more "outside directors," the plan sets the maximum number of shares that can be granted to any person within a specified period, and the compensation is based solely on an increase in the stock price after the grant date (i.e., the option or SAR exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date). Other types of awards may only qualify as "performance-based compensation" if such awards are granted or payable only to the recipients based upon the attainment of objectively determinable and pre-established performance targets established by a qualifying committee of the Board and related to performance goals approved by the Company's shareholders.

         The 2005 Plan has been designed in order to permit the Compensation Committee to grant stock options and SARs that will qualify as "performance-based compensation" under Section 162(m). In addition, in order to permit Awards other than stock options and SARs to qualify as "performance-based compensation," the 2005 Plan allows the Compensation Committee to designate as "Section 162(m) Participants" some employees whose compensation for a given fiscal year may be subject to the limit on deductible compensation imposed by
Section 162(m). The Compensation Committee may grant awards to Section 162(m) Participants that vest or become exercisable upon the attainment of specific performance targets that are related to one or more performance goals established by the Compensation Committee.

New Plan Benefits

         No awards will be granted under the 2005 Plan until it is approved by the Company's shareholders. In addition, awards granted under to the 2005 Plan are subject to the discretion of the Compensation Committee. Therefore, it is not possible to determine the benefits that will be received in the future by participants in the 2005 Plan or the benefits that would have been received by such participants if the 2005 Plan had been in effect in the year ended June 30, 2005.

Vote Required

         The affirmative vote of the majority of the shares present in person or represented by proxy and entitled to vote at the meeting is required to approve the 2005 Plan. Abstentions will be considered shares entitled to vote in the tabulation of votes cast on this proposal, and will have the same effect as negative votes. Broker non-votes are not counted for the purpose of determining whether this matter is approved, and therefore will not have the effect of a negative vote with respect to the approval of the 2005 Plan.

Recommendation of the Board of Directors

         The Board of Directors unanimously recommends that shareholders vote FOR approval of the Dynatronics Corporation 2005 Equity Incentive Award Plan. Proxies solicited by the Board of Directors will be so voted unless shareholders specify otherwise on the proxy cards.

               PROPOSAL 3 - RATIFICATION OF SELECTION OF AUDITORS

         The Audit Committee of the Board has selected the firm Tanner LC to serve as the Company's independent registered public accountants for the fiscal year ending June 30, 2006. The shareholders have been asked to ratify this appointment. If the shareholders fail to ratify the selection, the Audit Committee will reconsider its decision. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee feels that such a change would be in the Company's and its shareholders' best interests.

         Representatives of Tanner LC will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Financial Information Systems Design and Implementation Fees

         The Company did not engage Tanner LC to provide any professional services in connection with (i) operating or supervising the operation of its information system or managing its local area network or (ii) designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the Company's financial statements taken as a whole.

Auditor Fees

Audit Fees

         The aggregate fees billed by the Company's Independent Auditors for professional services rendered in fiscal 2005 and fiscal 2004 in connection with
(i) the audit of the Company's annual financial statements set forth in its Annual Report on Form 10-KSB for the fiscal years ended June 30, 2005 and June 30, 2004 and (ii) the review of the Company's quarterly financial statements set forth in its Quarterly Reports on Form 10-QSB for each of its fiscal quarters, totaled approximately $51,295 and $39,885, respectively.

Audit-Related Fees

         Tanner LC provided no audit-related services in fiscal years 2005 or 2004. KPMG LLP was paid $9,600 for audit related fees for reviewing the 2004 audit and issuing their consent.

Tax Fees

         Fees for tax services, including tax compliance, tax advice and tax planning, totaled approximately $13,000 in fiscal year 2005 and $11,550 in fiscal year 2004.

All Other Fees

         The Company engaged Tanner LC to audit its 401(k) plan and provide filing services for the SEC electronic filing system (Edgar system) at a cost of $10,420 in fiscal year 2005 and $10,372 in fiscal year 2004.

         The Audit Committee has advised the Company that it has determined that the non-audit services rendered by its Independent Auditors during its most recent fiscal year are compatible with maintaining their independence.

Audit Committee Policy Regarding Pre-Approval of Audit and Permissible Non-Audit Services of the Company's Independent Auditors

          The Audit Committee has established a policy that all audit and permissible non-audit services provided by the independent auditors will be pre-approved by the Audit Committee. These services may include audit services, audit-related services, tax services and other services. The Audit Committee considers whether the provision of each non-audit service is compatible with maintaining the independence of the Company's auditors. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date.

        THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL #3
                RATIFYING THE SELECTION OF TANNER LC AS AUDITORS
            FOR DYNATRONICS FOR THE FISCAL YEAR ENDING JUNE 30, 2006.

                                  OTHER MATTERS

         The Board of Directors knows of no other matters to be presented at the Annual Meeting. If, however, any further business should properly come before the Annual Meeting, the persons named as proxies in the accompanying form will vote on such business in accordance with their best judgment.

                              SHAREHOLDER PROPOSALS

         Regulations adopted by the Securities and Exchange Commission require that shareholder proposals must be furnished to Dynatronics a reasonable time in advance of the meeting at which the action is proposed to be taken. Shareholder proposals intended to be presented at next year's 2006 Annual Meeting of the Shareholders must be received by Dynatronics at its corporate headquarters on or before June 25, 2006, in order to be included in the Proxy Statement and Form of Proxy relating to that meeting. Receipt of a shareholder proposal does not necessarily guarantee that the proposal will be included in the proxy. If a shareholder intends to propose any matter for a vote at the Annual Meeting of Shareholders to be held in 2006, but fails to notify Dynatronics of such intention prior to the date indicated above, then a proxy solicited by the Board of Directors may be voted on such matter in the discretion of the proxy holder, without discussion of the matter in the proxy statement soliciting such proxy and without such matter appearing as a separate item on the proxy card.

                             ADDITIONAL INFORMATION

         Dynatronics will provide, without charge, to each shareholder to whom this Proxy Statement is delivered, upon written or oral request, a copy of the Company's annual report on Form 10-KSB for the year ended June 30, 2005, including the financial statements and schedules thereto, as filed with the Securities and Exchange Commission. The requested document will be sent by first class mail or other equally prompt means. Written or oral requests for such information should be directed to Mr. Bob Cardon, Secretary/Treasurer, Dynatronics Corporation, 7030 Park Centre Drive, Salt Lake City, UT 84121.

                                             DYNATRONICS CORPORATION
                                             By order of the Board of Directors


                                             /s/ Bob Cardon
                                             -------------------------------
                                             Bob Cardon, Secretary/Treasurer

                                                                         Annex A


                             DYNATRONICS CORPORATION
                        2005 EQUITY INCENTIVE AWARD PLAN

                                    ARTICLE 1

                                     PURPOSE

         The purposes of the Dynatronics Corporation 2005 Equity Incentive Award Plan (the "Plan") are to:

              (1) Closely associate the interests of management, employees and consultants of Dynatronics Corporation, a Utah corporation (the "Company"), with the shareholders of the Company by reinforcing the relationship between participants' rewards and shareholder gains;

              (2) Provide management and employees with an equity ownership in the Company commensurate with Company performance, as reflected in increased shareholder value;

              (3) Maintain competitive compensation levels;

              (4) Provide an incentive to management and employees to remain in continuing employment with the Company and to put forth maximum efforts for the success of its business; and

              (5) Discontinue the grant of awards under the Company's current Amended and Restated 1992 Stock Option Plan, and provide, among other things, for issuance of nonstatutory stock options, Incentive Stock Options, Restricted Stock Awards, stock appreciation rights, and other types of awards.

The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent.

                                   ARTICLE 2

                          DEFINITIONS AND CONSTRUCTION

         Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

         2.1 "Award" means an Option, a Restricted Stock award, a Stock Appreciation Right award, a Performance Share award, a Performance Stock Unit award, a Dividend Equivalents award, a Stock Payment award, a Deferred Stock award, a Restricted Stock Unit award, an Other Stock-Based Award, or a Performance-Based Award granted to a Participant pursuant to the Plan.

         2.2 "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

         2.3 "Board" means the Board of Directors of the Company.

         2.4 "Change in Control" means, as determined by the Committee (or by the Board, in the case of Options granted to Independent Directors) in its sole discretion, any transaction or event described in Section 11.1(a) or any unusual or nonrecurring transaction or event affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate of the Company.

         2.5 "Code" means the Internal Revenue Code of 1986, as amended.

         2.6  "Committee"  means the committee of the Board described in Article
12.

         2.7 "Consultant" means any consultant or adviser if:

              (a) The consultant or adviser renders bona fide services to the Company;

              (b) The services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and

              (c) The consultant or adviser is a natural person who has contracted directly with the Company to render such services.

         2.8 "Covered Employee" means an Employee who is, or could be, a "covered employee" within the meaning of Section 162(m) of the Code.

         2.9 "Deferred Stock" means a right to receive a specified number of shares of Stock during specified time periods pursuant to Article 8.

         2.10 "Disability" means that the Participant qualifies to receive long-term disability payments under the Company's long-term disability insurance program, as it may be amended from time to time.

         2.11 "Dividend Equivalents" means a right granted to a Participant pursuant to Article 8 to receive the equivalent value (in cash or Stock) of dividends paid on Stock.

         2.12 "Effective Date" shall have the meaning set forth in Section 13.1.

         2.13 "Eligible Individual" means any person who is an Employee, a Consultant or a member of the Board, as determined by the Committee.

         2.14 "Employee" means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Subsidiary.

         2.15 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         2.16 "Fair Market Value" means, as of any given date, the fair market value of a share of Stock on the date determined by such methods or procedures as may be established from time to time by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of a share of Stock as of any date shall be (i) the mean between the highest and lowest selling price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any, on such date, or if shares were not traded on such date, then on the closest preceding date on which a trade occurred; or (ii) if Common Stock is not traded on an exchange, the mean between the closing representative bid and asked prices for the Common Stock on such date as reported by NASDAQ or, if NASDAQ is not then in existence, by its successor quotation system; or (iii) if Common Stock is not publicly traded, the Fair Market Value of a share of Common Stock as established by the Committee acting in good faith.

         2.17 "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

         2.18 "Independent Director" means a member of the Board who is not an Employee of the Company.

         2.19 "Non-Employee Director" means a member of the Board who qualifies as a "Non-Employee Director" as defined in Rule 16b-3(b)(3) of the Exchange Act, or any successor definition adopted by the Board.

         2.20 "Non-Qualified Stock Option" means an Option that is not intended to be an Incentive Stock Option.

         2.21  "Option"  means a right  granted  to a  Participant  pursuant  to
Article 5 of the Plan to purchase a specified number of shares of Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

         2.22 "Other Stock-Based Award" means an Award granted or denominated in Stock or units of Stock pursuant to Section 8.7 of the Plan.

         2.23 "Participant" means any Eligible Individual who, as a member of the Board or Employee, has been granted an Award pursuant to the Plan.

         2.24 "Performance-Based Award" means an Award granted to selected Covered Employees pursuant to Articles 6 and 8, but which is subject to the terms and conditions set forth in Article 9. All Performance-Based Awards are intended to qualify as Qualified Performance-Based Compensation.

         2.25 "Performance Criteria" means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: net earnings (either before or after interest, taxes, depreciation and amortization), economic value-added (as determined by the Committee), sales or revenue, net income (either before or after taxes), underwriting income, underwriting results, operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on capital, return on net assets, return on stockholders' equity, return on assets, return on capital, stockholder returns, return on sales, gross or net profit margin, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings per share, price per share of Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

         2.26 "Performance Goals" means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Committee, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

         2.27 "Performance Period" means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to, and the payment of, a Performance-Based Award.

         2.28 "Performance Share" means a right granted to a Participant pursuant to Article 8, to receive Stock, the payment of which is contingent upon achieving certain Performance Goals or other performance-based targets established by the Committee.

         2.29 "Performance Stock Unit" means a right granted to a Participant pursuant to Article 8, to receive Stock, the payment of which is contingent upon achieving certain Performance Goals or other performance-based targets established by the Committee.

         2.30 "Plan" means this Dynatronics Corporation 2005 Equity Incentive Award Plan, as it may be amended from time to time.

         2.31 "Qualified Performance-Based Compensation" means any compensation that is intended to qualify as "qualified performance-based compensation" as described in Section 162(m)(4)(C) of the Code.

         2.32 "Restricted Stock" means Stock awarded to a Participant pursuant to Article 6 that is subject to certain restrictions and may be subject to risk of forfeiture.

         2.33 "Restricted Stock Unit" means an Award granted pursuant to Section 8.6.

         2.34 "Section 409A Award" shall have the meaning set forth in Section 15.1.

         2.35 "Securities Act" shall mean the Securities Act of 1933, as amended.

         2.36 "Stock" means the common stock of the Company, without par value, and such other securities of the Company that may be substituted for Stock pursuant to Article 11.

         2.37 "Stock Appreciation Right" or "SAR" means a right granted pursuant to Article 7 to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Stock on the date the SAR is exercised over the Fair Market Value on the date the SAR was granted as set forth in the applicable Award Agreement.

         2.38 "Stock Payment" means (a) a payment in the form of shares of Stock, or (b) an option or other right to purchase shares of Stock, as part of any bonus, deferred compensation or other arrangement, made in lieu of all or any portion of the compensation, granted pursuant to Article 8.

         2.39  "Subsidiary"  means any  "subsidiary  corporation"  as defined in
Section 424(f) of the Code and any applicable regulations promulgated thereunder or any other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

                                   ARTICLE 3

                           SHARES SUBJECT TO THE PLAN

         3.1 Number of Shares.

              (a) Subject to Article 11 and Section 3.1(b), the aggregate number of shares of Stock which may be issued, transferred or reserved for issuance pursuant to Awards under the Plan shall be 402,413 shares. In order that the applicable regulations under the Code relating to Incentive Stock Options be satisfied, the maximum number of shares of Stock that may be delivered upon exercise of Incentive Stock Options shall be the number specified in this
Section 3.1(a), and, if necessary to satisfy such regulations, such maximum limit shall apply to the number of shares of Stock that may be delivered in connection with each other type of Award under the Plan (applicable separately to each type of Award). Shares of stock that may be issued upon exercise of Options under the Plan shall be authorized and unissued or treasury shares of Common Stock, no par value, of the Company ("Common Stock"). In the absence of an effective registration statement under the Securities Act of 1933 (the "Act"), all Options granted and shares of Common Stock subject to their exercise will be restricted as to subsequent resale or transfer, pursuant to the provisions of Rule 144, promulgated under the Act.

              (b) To the extent that an Award terminates, expires, or lapses for any reason, any shares of Stock subject to the Award shall again be available for the grant of an Award pursuant to the Plan. Additionally, any shares of Stock tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any Award shall again be available for the grant of an Award pursuant to the Plan. To the extent permitted by applicable law or any exchange rule, shares of Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Subsidiary shall not be counted against shares of Stock available for grant pursuant to this Plan. The payment of Dividend Equivalents in conjunction with any outstanding Awards shall not be counted against the shares available for issuance under the Plan.

         3.2 Stock Distributed. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

         3.3 Limitation on Number of Shares Subject to Awards. Notwithstanding any provision in the Plan to the contrary, and subject to Article 11, the maximum number of shares of Stock with respect to one or more Awards that may be granted to any one Participant during a one-year period (measured from the date of any grant) shall be 100,000.

                                   ARTICLE 4

                          ELIGIBILITY AND PARTICIPATION

         4.1 Eligibility. Each Eligible Individual shall be eligible to be granted one or more Awards pursuant to the Plan.

         4.2 Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from among all Eligible Individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No Eligible Individual shall have any right to be granted an Award pursuant to this Plan.

         4.3 Incentive Stock Option Restriction. Incentive Stock Options may only be granted to employees of the Company who have an employee relationship with the Company determined in accordance with the withholding tax rules of
Section 3401(c) of the Code.

         4.4 Foreign Participants. In order to assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements, or alternative versions shall increase the share limitations contained in Sections 3.1 and 3.3 of the Plan.

                                   ARTICLE 5

                                  STOCK OPTIONS

         5.1  General.   The   Committee  is  authorized  to  grant  Options  to
Participants on the following terms and conditions:

              (a) Exercise Price. The exercise price per share of Stock subject to an Option shall be set by the Compensation Committee.

              (b) Time and Conditions of Exercise. Each Stock Option shall be fully exercisable at any time within the period beginning not earlier than six months after the date of the option grant and ending not later than ten years after the date of such grant (the "Option Term"), unless the Committee specifies otherwise. In no event, however, shall the Option Term extend beyond ten years after the date of the grant. No Stock Option shall be exercisable after the expiration of the Option Term. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

              (c) Payment The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation: (i) cash, (ii) promissory note bearing interest at no less than such rate as shall preclude the imputation of interest under the Code, (iii) shares of Stock held for such period of time as may be required by the Committee in order to avoid adverse accounting consequences and having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof, or (iv) other property acceptable to the Committee (including through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; provided that payment of such proceeds is then made to the Company upon settlement of such sale), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a member of the Board or an "executive officer" of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to pay the exercise price of an Option in any method which would violate Section 13(k) of the Exchange Act.

              (d) Evidence of Grant. All Options shall be evidenced by a written Award Agreement between the Company and the Participant. The Award Agreement shall include the number of shares of Common Stock subject to the Stock Option, the exercise date, the Option Term, and such additional provisions as may be specified by the Committee.

         5.2 Incentive Stock Options. The terms of any Incentive Stock Options granted pursuant to the Plan must comply with the conditions and limitations contained Section 13.2 and this Section 5.2.

              (a) Eligibility. The Committee may grant to any participant in the Plan one or more Incentive Stock Options to employees of the Company or any "subsidiary corporation" thereof (within the meaning of Section 424(f) of the Code and the applicable regulations promulgated thereunder). Such Incentive Stock Options are intended to qualify as such under the provisions of Section 422 of the Code, to purchase for cash the number of shares of Common Stock allotted by the Committee. The date an Incentive Stock Option is granted shall mean the date selected by the Committee as of which the Committee shall allot a specific number of shares to a participant pursuant to the Plan.

              (b) Exercise Price. The exercise price per share of Stock shall be set by the Committee; provided that subject to Section 5.2(e) the exercise price for any Incentive Stock Option shall not be less than 100% of the Fair Market Value on the date of grant.

              (c) Expiration. Subject to Section 5.2(e), an Incentive Stock Option may not be exercised to any extent by anyone after the tenth anniversary of the date it is granted, or such earlier time set forth in the Award Agreement.

              (d) Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. Multiple Incentive Stock Options may be granted to an Optionee in any calendar year, which Multiple Incentive Stock Options may exceed such $100,000 Fair Market Value limitation, so long as each such award does not exceed such $100,000 Fair Market Value limitation and so long as no two such Incentive Stock Options may be exercised by the Optionee in the same calendar year.

              (e) Ten Percent Owners. The Committee may determine to grant an Incentive Stock Option to an employee who is also an individual who owns, at the date of grant, directly or indirectly according to the stock ownership attribution rules of Section 424(d) of the Code, stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company. However, the exercise price of such Option granted shall not be less than 110% of Fair Market Value on the date of grant. Furthermore, the Option may be exercisable for no more than five years from the date of grant.

              (f) Notice of Disposition. The Participant shall give the Company prompt notice of any disposition of shares of Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of grant of such Incentive Stock Option or (ii) one year after the transfer of such shares of Stock to the Participant. In order to obtain the favorable tax treatment available for Incentive Stock Options under Section 422 of the Code, the Optionee is prohibited from the sale, exchange, transfer, pledge, hypothecation, gift or other disposition of the shares of Common Stock underlying the Incentive Stock Options until the later of either two (2) years after the date of grant of the Incentive Stock Option, or one (1) year after the transfer to the Optionee of such underlying Common Stock after the Optionee's exercise of such Incentive Stock Option. Should Optionee choose to make a premature disposition of such underlying Common Stock contrary to such restrictions, the Options related to such Common Stock shall be treated as Stock Options pursuant to the terms of the Plan from the date of grant, which, in particular, shall cause the Optionee to be taxed upon the fair market value of the underlying shares on the date of exercise.

              (g) Right to Exercise. During a Participant's lifetime, an Incentive Stock Option may be exercised only by the Participant.

              (h) Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation: (i) cash, (ii) promissory note bearing interest at no less than such rate as shall preclude the imputation of interest under the Code,
(iii) shares of Stock held for such period of time as may be required by the Committee in order to avoid adverse accounting consequences and having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof, or (iv) other property acceptable to the Committee (including through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; provided that payment of such proceeds is then made to the Company upon settlement of such sale), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a member of the Board or an "executive officer" of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to pay the exercise price of an Option in any method which would violate Section 13(k) of the Exchange Act.

         5.3 Substitution of Stock Appreciation Rights. The Committee may provide in the Award Agreement evidencing the grant of an Option that the Committee, in its sole discretion, shall have to right to substitute a Stock Appreciation Right for such Option at any time prior to or upon exercise of such Option, subject to the provisions of Section 7.2 hereof; provided that such Stock Appreciation Right shall be exercisable with respect to the same number of shares of Stock for which such substituted Option would have been exercisable.

         5.4 Paperless Exercise. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Options, such as a system using an internet website or interactive voice response, then the paperless exercise of options by a Participant may be permitted through the use of such an automated system.

         5.5 Granting of Options to Independent Directors. The Board may from time to time, in its sole discretion, and subject to the limitations of the
Plan:

              (a)  Select  from  among  the  Independent   Directors  (including
Independent Directors who have previously been granted Options under the Plan) such of them as in its opinion should be granted Options;

              (b) Subject to Section 3.3, determine the number of shares of Stock that may be purchased upon exercise of the Options granted to such selected Independent Directors; and

              (c) Subject to the provisions of this Article 5, determine the terms and conditions of such Options, consistent with the Plan.

Options granted to Independent Directors shall be Non-Qualified Stock Options.

                                   ARTICLE 6

                             RESTRICTED STOCK AWARDS

         6.1 Grant of Restricted Stock. The Committee is authorized to make Awards of Restricted Stock to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. All Awards of Restricted Stock shall be evidenced by a written Restricted Stock Award Agreement.

         6.2 Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

         6.3 Forfeiture. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that the Committee may (a) provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and (b) in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

         6.4 Certificates for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

                                   ARTICLE 7

                            STOCK APPRECIATION RIGHTS

         7.1 Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any Participant selected by the Committee. A Stock Appreciation Right may be granted (a) in connection and simultaneously with the grant of an Option, (b) with respect to a previously granted Option, or (c) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement.

         7.2 Coupled Stock Appreciation Rights.

              (a) A Coupled Stock Appreciation Right ("CSAR") shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable, provided, however, that the exercise price for any CSAR shall not be less than 100% of the Fair Market Value on the date of grant; and provided, further, that, the Committee in its sole and absolute discretion may provide that the CSAR may be exercised subsequent to a termination of employment or service, as applicable, or following a Change in Control of the Company, or because of the Participant's retirement, death or disability, or otherwise.

              (b) A CSAR may be granted to a Participant for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

              (c) A CSAR shall entitle the Participant (or other person entitled to exercise the Option pursuant to the Plan) to surrender to the Company the unexercised portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Stock on the date of exercise of the CSAR by the number of shares of Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Committee may impose.

         7.3 Independent Stock Appreciation Rights.

              (a) An Independent Stock Appreciation Right ("ISAR") shall be unrelated to any Option and shall have a term set by the Committee. An ISAR shall be exercisable in such installments as the Committee may determine. An ISAR shall cover such number of shares of Stock as the Committee may determine. The exercise price per share of Stock subject to each ISAR shall be set by the Committee; provided, however, that the exercise price for any ISAR shall not be less than 100% of the Fair Market Value on the date of grant; and provided, further, that, the Committee in its sole and absolute discretion may provide that the ISAR may be exercised subsequent to a termination of employment or service, as applicable, or following a Change in Control of the Company, or because of the Participant's retirement, death or disability, or otherwise.

              (b) An ISAR shall entitle the Participant (or other person entitled to exercise the ISAR pursuant to the Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Stock on the date of exercise of the ISAR by the number of shares of Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Committee may impose.

         7.4 Payment and Limitations on Exercise.

              (a) Subject to Section 7.4(b) and (c), payment of the amounts determined under Sections 7.2(c) and 7.3(b) above shall be in cash, in Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee.

              (b) To the extent payment for a Stock Appreciation Right is to be made in cash, the Award Agreement shall, to the extent necessary to comply with the requirements of Section 409A of the Code, specify the date of payment, which may be different than the date of exercise of the Stock Appreciation Right. If the date of payment for a Stock Appreciation Right is later than the date of exercise, the Award Agreement may specify that the Participant be entitled to earnings on such amount until paid

              (c) To the extent any payment under Section 7.2(c) or 7.3(b) is effected in Stock it shall be made subject to satisfaction of all provisions of
Article 5 above pertaining to Options.

                                   ARTICLE 8

                              OTHER TYPES OF AWARDS

         8.1 Performance Share Awards. Any Participant selected by the Committee may be granted one or more Performance Share awards which shall be denominated in a number of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

         8.2 Performance Stock Units. Any Participant selected by the Committee may be granted one or more Performance Stock Unit awards which shall be denominated in units of value including dollar value of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

         8.3 Dividend Equivalents.

              (a) Any Participant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on the shares of Stock that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

              (b) Dividend Equivalents granted with respect to Options or SARs that are intended to be Qualified Performance-Based Compensation shall be payable, with respect to pre-exercise periods, regardless of whether such Option or SAR is subsequently exercised.

         8.4 Stock Payments. Any Participant selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee. The number of shares shall be determined by the Committee and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

         8.5 Deferred Stock. Any Participant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Participant awarded Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Deferred Stock Award has vested and the Stock underlying the Deferred Stock Award has been issued.

         8.6 Restricted Stock Units. The Committee is authorized to make Awards of Restricted Stock Units to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. At the time of grant, the Committee shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. At the time of grant, the Committee shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the grantee. On the maturity date, the Company shall, subject to Section 10.5(b), transfer to the Participant one unrestricted, fully transferable share of Stock for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited. The Committee shall specify the purchase price, if any, to be paid by the grantee to the Company for such shares of Stock.

         8.7 Other Stock-Based Awards. Any Participant selected by the Committee may be granted one or more Awards that provide Participants with shares of Stock or the right to purchase shares of Stock or that have a value derived from the value of, or an exercise or conversion privilege at a price related to, or that are otherwise payable in shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of Award) the contributions, responsibilities and other compensation of the particular Participant.

         8.8 Term. Except as otherwise provided herein, the term of any Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Stock Payments, Deferred Stock, Restricted Stock Units or Other Stock-Based Award shall be set by the Committee in its discretion.

         8.9 Exercise or Purchase Price. The Committee may establish the exercise or purchase price, if any, of any Award of Performance Shares, Performance Stock Units, Deferred Stock, Stock Payments, Restricted Stock Units or Other Stock-Based Award; provided, however, that such price shall not be less than the par value of a share of Stock on the date of grant, unless otherwise permitted by applicable state law.

         8.10 Exercise Upon Termination of Employment or Service. An Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Deferred Stock, Stock Payments, Restricted Stock Units and Other Stock-Based Award shall only be exercisable or payable while the Participant is an Employee, a Consultant, or a member of the Board, as applicable; provided, however, that the Committee in its sole and absolute discretion may provide that an Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Stock Payments, Deferred Stock, Restricted Stock Units or Other Stock-Based Award may be exercised or paid subsequent to a termination of employment or service, as applicable, or following a Change in Control of the Company, or because of the Participant's retirement, death or disability, or otherwise; provided, however, that any such provision with respect to Performance Shares or Performance Stock Units shall be subject to the requirements of Section 162(m) of the Code that apply to Qualified Performance-Based Compensation.

         8.11 Form of Payment. Payments with respect to any Awards granted under this Article 8 shall be made in cash, in Stock or a combination of both, as determined by the Committee.

         8.12 Award Agreement. All Awards under this Article 8 shall be subject to such additional terms and conditions as determined by the Committee and shall be evidenced by a written Award Agreement.

                                   ARTICLE 9

                            PERFORMANCE-BASED AWARDS

         9.1 Purpose. The purpose of this Article 9 is to provide the Committee the ability to qualify Awards other than Options and SARs and that are granted pursuant to Articles 6 and 8 as Qualified Performance-Based Compensation. If the Committee, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 9 shall control over any contrary provision contained in Articles 6 or 8; provided, however, that the Committee may in its discretion grant Awards to Covered Employees that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 9.

         9.2 Applicability. This Article 9 shall apply only to those Covered Employees selected by the Committee to receive Performance-Based Awards. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

         9.3 Procedures with Respect to Performance-Based Awards. To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles 6 and 8 which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Covered Employees, (b) select the Performance Criteria applicable to the Performance
Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

         9.4 Payment of Performance-Based Awards. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or a Subsidiary on the day a Performance-Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved.

         9.5 Additional Limitations. Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

                                   ARTICLE 10

                         PROVISIONS APPLICABLE TO AWARDS

         10.1 Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

         10.2 Award Agreement. Awards under the Plan shall be evidenced by written Award Agreements that shall set forth the terms, conditions, limitations and award type for each Award which may include the term of an Award, the provisions applicable in the event the Participant's employment or service terminates, and the Company's authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.

         10.3 Limits on Transfer. No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. During the life of the recipient, such award shall be exercisable only by such person or by such person's guardian or legal representative.

         10.4 Death of Optionee.

              (a) Stock Options. Notwithstanding Section 10.3, upon the death of the Optionee while either in the Company's employ or within six months after termination of Optionee's employment, any rights to the extent exercisable on the date of death may be exercised by the Optionee's estate, or by a person who acquires the right to exercise such Stock Option by bequest or inheritance or by reason of the death of the Optionee, provided that such exercise occurs within both the remaining effective term of the Stock Option and one year after the Optionee's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant's will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

              (b) Incentive Stock Options. Upon the death of the Optionee while in the Company's employ or within not more than 90 days after termination of Optionee's employment, any Incentive Stock Option exercisable on the date of death may be exercised by the Optionee's estate or by a person who acquires the right to exercise such Incentive Stock Option by bequest or inheritance or by reason of the death of the Optionee, provided that such exercise occurs within both the remaining Option Term of the Incentive Stock Option and one year after the Optionee's death.

         10.5 Retirement or Disability.

              (a) Stock Options. Upon termination of the Optionee's employment by reason of retirement or permanent disability, the Optionee may, within 36 months from the date of termination, exercise any Stock Options to the extent such options are exercisable during such 36-month period.

              (b) Incentive Stock Options. Upon termination of the Optionee's employment by reason of retirement or permanent disability, the Optionee may, within 36 months from the date of termination, exercise any Incentive Stock Options to the extent such Incentive Stock Options were exercisable at the date of such termination of employment. However, the tax treatment available pursuant to Section 422 of the Code will not be available to an Optionee who exercises any Incentive Stock Option more than (i) 12 months after the date of termination of employment due to permanent disability, or (ii) three months after the date of termination of employment due to retirement.

         10.6 Termination for Other Reasons. Except as provided herein or except as otherwise determined by the Committee, all Stock Options and Incentive Stock Options shall terminate ninety (90) days after the termination of the Optionee's employment with the Company.

         10.7 Leaves of Absence and Performance Targets. The Committee shall be entitled to make such rules, regulations and determinations as it deems appropriate under the Plan in respect of any leave of absence taken by the recipient of any award. Without limiting the generality of the foregoing, the Committee shall be entitled to determine (i) whether or not any such leave of absence shall constitute a termination of employment within the meaning of the Plan and (ii) the impact, if any, of such leave of absence on awards under the Plan theretofore made to any recipient who takes such leave of absence. The Committee shall also be entitled to make such determination of performance targets, if any, as it deems appropriate.

         10.8 Newly Eligible Employees. The Committee shall be entitled to make such rules, regulations, determinations and awards as it deems appropriate in respect of any employee who becomes eligible to participate in the Plan or any portion thereof, after the commencement of an award or incentive period.

         10.9 Stock Certificates; Book Entry Procedures. As soon as practicable after receipt of payment, the Company shall deliver to the Optionee a certificate(s) for such shares of Common Stock. Upon receipt of such certificate(s), the Optionee shall become a shareholder of the Company with respect to Common Stock represented by share certificates so issued and as such shall be fully entitled to receive dividends, to vote and to exercise all other rights of a shareholder. All Stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Committee shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Committee.

                                   ARTICLE 11

                          CHANGES IN CAPITAL STRUCTURE

         11.1 Adjustments.

              (a) In the event of any stock dividend,  stock split,  combination or  exchange  of  shares,  merger,  consolidation,  spin-off,  recapitalization, distribution of Company assets to stockholders (other than normal cash dividends), or any other corporate event affecting the Stock or the share price of the Stock, the Committee may make such proportionate adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such changes with respect to (i) the aggregate number and type of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3); (ii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (iii) the grant or exercise price per share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as Qualified Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code.

              (b) In the event of any transaction or event described in Section 11.1(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate (including without limitation any Change in Control), or of changes in applicable laws, regulations or accounting principles, and whenever the Committee determines that action is appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles, the Committee, in its sole discretion and on such terms and conditions as it deems appropriate, either by amendment of the terms of any outstanding Awards or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant's request, is hereby authorized to take any one or more of the following actions:

                     (i) To provide for either (A) termination of any such Award in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant's rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this
Section 11.1(b) the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant's rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Committee in its sole discretion;

                     (ii) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

                     (iii) To make adjustments in the number and type of shares of Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future;

                     (iv) To provide  that such Award  shall be  exercisable  or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and

                     (v) To provide that the Award cannot vest, be exercised or become payable after such event.

         11.2 Outstanding Awards - Other Changes. In the event of any other change in the capitalization of the Company or corporate change other than those specifically referred to in this Article 11, the Committee may, in its absolute discretion, make such adjustments in the number and kind of shares or other securities subject to Awards outstanding on the date on which such change occurs and in the per share grant or exercise price of each Award as the Committee may consider appropriate to prevent dilution or enlargement of rights.

         11.3 No Other Rights. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Committee under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the grant or exercise price of any Award.

                                   ARTICLE 12

                                 ADMINISTRATION

         12.1 Committee. Pursuant to Utah Code Annotated Section 16-10a-624, the Board shall appoint a Committee consisting of two or more Non-Employee Directors to administer the Plan, as constituted from time to time. Any Committee member shall also be a member of the Board.

         12.2 Committee Appointee Duration. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase or change the size of the Committee, and appoint new members thereof, remove members (with or without cause) and appoint new members in substitution, fill vacancies, however caused, or remove all members of the Committee; provided, however, that at no time shall any person administer the Plan who is not otherwise a Non-Employee Director.

         12.3 Action by the Board. Unless and until the Board delegates administration of the Plan to a Committee as set forth below, the Plan shall be administered by the full Board, and for such purposes the term "Committee" as used in this Plan shall be deemed to refer to the Board. The Board, at its discretion or as otherwise necessary to comply with the requirements of Section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act or to the extent required by any other applicable rule or regulation, shall delegate administration of the Plan to a Committee. The Committee shall consist solely of two or more members of the Board each of whom is both an "outside director," within the meaning of Section 162(m) of the Code and any other applicable rules and regulations, and a Non-Employee Director. Notwithstanding the foregoing: (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to all Awards granted to Independent Directors and for purposes of such Awards the term "Committee" as used in this Plan shall be deemed to refer to the Board and (b) the Committee may delegate its authority hereunder to the extent permitted by Section 12.5. Appointment of Committee members shall be effective upon acceptance of appointment. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may only be filled by the Board.

         12.4 Action by the Committee. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by a majority of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

         12.5 Authority of Committee. Subject to any specific designation in the Plan, the Committee has the exclusive power, authority and discretion to:

              (a) Designate Participants to receive Awards;

              (b) Determine the type or types of Awards to be granted to each Participant;

              (c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

              (d) Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any reload provision, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Committee in its sole discretion determines; provided, however, that the Committee shall not have the authority to accelerate the vesting or waive the forfeiture of any Performance-Based Awards;

              (e) Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

              (f) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

              (g) Decide all other matters that must be determined in connection with an Award;

              (h) Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

              (i) Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and

              (j) Make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan.

The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable.

         12.6 Decisions Binding. The Committee's interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

         12.7 Delegation of Authority. To the extent permitted by applicable law, the Committee may from time to time delegate to a committee of one or more members of the Committee or the Board or one or more officers of the Company the authority to grant or amend Awards to Participants other than (a) senior executives of the Company who are subject to Section 16 of the Exchange Act, (b) Covered Employees, or (c) officers of the Company (or members of the Board) to whom authority to grant or amend Awards has been delegated hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation, and the Committee may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 12.5 shall serve in such capacity at the pleasure of the Committee.

         12.8 Committee Administration. One member of the Committee shall be elected by the Board as chairman. The Committee shall hold its meetings at such times and places as it shall deem advisable. All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Committee may appoint a secretary and make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings.

         12.9 Liability. No member of the Board or Committee shall be liable for any action taken or decision or determination made in good faith with respect to any Option, the Plan, or any award thereunder.

                                   ARTICLE 13

                          EFFECTIVE AND EXPIRATION DATE

         13.1 Effective Date. The Plan is effective as of the date the Plan is approved by a majority of the Board (the "Effective Date"). The Plan, however, shall be subject to approval by the stockholders. The Plan will be deemed to be approved by the stockholders if it receives the affirmative vote of the holders of a majority of the shares of stock of the Company present or represented and entitled to vote at a meeting duly held in accordance with the applicable provisions of the Company's Bylaws, but, in any event, held no later than 12 months after adoption on the Effective Date.

         13.2 Expiration Date. The Plan will expire on, and no Incentive Stock Option or other Award may be granted pursuant to the Plan after, the tenth anniversary of the Effective Date. Any Awards that are outstanding on the tenth anniversary of the Effective Date shall remain in force according to the terms of the Plan and the applicable Award Agreement.

                                   ARTICLE 14

                    AMENDMENT, MODIFICATION, AND TERMINATION

         14.1 Amendment, Modification, And Termination. The Committee may at any time and from time to time terminate or modify or amend the Plan in any respect, except that (a) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) without shareholder approval the Committee may not (i) increase the maximum number of shares of Common Stock which may be issued under the Plan (other than increases pursuant to Section 4.10), (ii) extend the period during which any award may be granted or exercised, or (iii)extend the term of the Plan. The termination or any modification or amendment of the Plan, except as provided in subsection (a), shall not without the consent of a participant, affect his or her other rights under an award previously granted to him or her.

         14.2 Awards Previously Granted. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant.

                                   ARTICLE 15

                    COMPLIANCE WITH SECTION 409A OF THE CODE

         15.1 Awards subject to Code Section 409A. Any Award that constitutes, or provides for, a deferral of compensation subject to Section 409A of the Code (a "Section 409A Award") shall satisfy the requirements of Section 409A of the Code and this Article 15, to the extent applicable. The Award Agreement with respect to a Section 409A Award shall incorporate the terms and conditions required by Section 409A of the Code and this Article 15.

         15.2 Distributions under a Section 409A Award.

              (a) Subject to subsection (b), any shares of Stock or other property or amounts to be paid or distributed upon the grant, issuance, vesting, exercise or payment of a Section 409A Award shall be distributed in accordance with the requirements of Section 409A(a)(2) of the Code, and shall not be distributed earlier than:

                     (i)  the   Participant's   separation   from  service,   as
determined by the Secretary of the Treasury;

                     (ii) the date the Participant becomes disabled;

                     (iii) the Participant's death;

                     (iv) a specified time (or pursuant to a fixed schedule) specified under the Award Agreement at the date of the deferral compensation;

                     (v) to the extent provided by the Secretary of the Treasury, a change in the ownership or effective control of the Company or a Parent or Subsidiary, or in the ownership of a substantial portion of the assets of the Company or a Parent or Subsidiary; or

                     (vi) the occurrence of an unforeseeable emergency with respect to the Participant.

              (b) In the case of a Participant who is a "specified employee," the requirement of paragraph (a)(i) shall be met only if the distributions with respect to the Section 409A Award may not be made before the date which is six months after the Participant's separation from service (or, if earlier, the date of the Participant's death). For purposes of this subsection (b), a Participant shall be a "specified employee" if such Participant is a key employee (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof) of a corporation any stock of which is publicly traded on an established securities market or otherwise, as determined under Section 409A(a)(2)(B)(i) of the Code and the Treasury Regulations thereunder.

              (c) The requirement of paragraph (a)(vi) shall be met only if, as determined under Treasury Regulations under Section 409A(a)(2)(B)(ii) of the Code, the amounts distributed with respect to the unforeseeable emergency do not exceed the amounts necessary to satisfy such unforeseeable emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution, after taking into account the extent to which such unforeseeable emergency is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant's assets (to the extent the liquidation of such assets would not itself cause severe financial hardship).

              (d) For purposes of this Section, the terms specified therein shall have the respective meanings ascribed thereto under Section 409A of the Code and the Treasury Regulations thereunder.

         15.3 Prohibition on Acceleration of Benefits. The time or schedule of any distribution or payment of any shares of Stock or other property or amounts under a Section 409A Award shall not be accelerated, except as otherwise permitted under Section 409A(a)(3) of the Code and the Treasury Regulations thereunder.

         15.4 Elections under Section 409A Awards.

              (a) Any deferral election provided under or with respect to an Award to any Eligible Individual, or to the Participant holding a Section 409A Award, shall satisfy the requirements of Section 409A(a)(4)(B) of the Code, to the extent applicable, and, except as otherwise permitted under paragraph (i) or
(ii) below, any such deferral election with respect to compensation for services performed during a taxable year shall be made not later than the close of the preceding taxable year, or at such other time as provided in Treasury Regulations.

                     (i) In the case of the first year in which an Eligible Individual or a Participant holding a Section 409A Award, becomes eligible to participate in the Plan, any such deferral election may be made with respect to services to be performed subsequent to the election with thirty days after the date the Eligible Individual, or the Participant holding a Section 409A Award, becomes eligible to participate in the Plan, as provided under Section 409A(a)(4)(B)(ii) of the Code.

                     (ii) In the case of any performance-based compensation based on services performed by an Eligible Individual, or the Participant holding a Section 409A Award, over a period of at least twelve months, any such deferral election may be made no later than six months before the end of the period, as provided under Section 409A(a)(4)(B)(iii) of the Code.

              (b) In the event that a Section 409A Award permits, under a subsequent election by the Participant holding such Section 409A Award, a delay in a distribution or payment of any shares of Stock or other property or amounts under such Section 409A Award, or a change in the form of distribution or payment, such subsequent election shall satisfy the requirements of Section 409A(a)(4)(C) of the Code, and:

                     (i) such subsequent election may not take effect until at least twelve months after the date on which the election is made,

                     (ii) in the case such subsequent election relates to a distribution or payment not described in Section 10.2(a)(ii), (iii) or (vi), the first payment with respect to such election may be deferred for a period of not less than five years from the date such distribution or payment otherwise would have been made, and

                     (iii) in the case such subsequent election relates to a distribution or payment described in Section 10.2(a)(iv), such election may not be made less than twelve months prior to the date of the first scheduled distribution or payment under Section 10.2(a)(iv).

         15.5 Compliance in Form and Operation. A Section 409A Award, and any election under or with respect to such Section 409A Award, shall comply in form and operation with the requirements of Section 409A of the Code and the Treasury Regulations thereunder.

                                   ARTICLE 16

                               GENERAL PROVISIONS

         16.1 No Rights to Awards. No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Committee is obligated to treat Eligible Individuals, Participants or any other persons uniformly.

         16.2 No Stockholders Rights. The recipient of any award under the Plan shall have no rights as a shareholder with respect thereto unless and until certificates for shares of Common Stock are issued to him or her.

         16.3 Withholding. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan. The Committee may in its discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company withhold shares of Stock otherwise issuable under an Award (or allow the return of shares of Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Participant of such Award within six months (or such other period as may be determined by the Committee) after such shares of Stock were acquired by the Participant from the Company) in order to satisfy the Participant's federal, state, local and foreign income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.

         16.4 No Right to Employment or Services. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Subsidiary.

         16.5 Unfunded Status of Awards. The Plan is intended to be an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

         16.6 Indemnification. To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

         16.7 Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

         16.8 Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

         16.9 Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

         16.10 Fractional Shares. No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

         16.11 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

         16.12 Government and Other Regulations. The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register pursuant to the Securities Act of 1933, as amended, any of the shares of Stock paid pursuant to the Plan. If the shares paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act of 1933, as amended, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

         16.13 Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Utah.

                                    * * * * *

         I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Dynatronics Corporation on May 24, 2005.

                                    * * * * *

         I  hereby   certify  that  the  foregoing  Plan  was  approved  by  the stockholders of Dynatronics Corporation on _____________, 2005.

         Executed on this ____ day of _______________, 2005.





                                                   -------------------
                                                   Secretary/Treasurer